Exhibit 23.1



                   CONSENT OF INDEPENDENT AUDITORS



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8, pertaining to the Main Street Bancorp, Inc. 1995 Stock Incentive Plan, of our report dated
May 29, 1998, relating to the supplemental consolidated financial statements of Main Street Bancorp, Inc. appearing in the Company's Current Report on Form 8-K/A dated June 25, 1998.



                               /s/ Beard & Company, Inc.

                               BEARD & COMPANY, INC.



Reading, Pennsylvania
June 19, 1998